UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2013

NATURE’S SUNSHINE PRODUCTS, INC.

(Exact name of registrant specified in its charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 West Executive Parkway, Suite 100, Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:   (801) 341-7900

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Statements

In addition to historical information, this release contains certain forward-looking statements. Nature’s Sunshine may, from time to time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, Nature’s Sunshine’s beliefs, expectations, hopes, or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely,” and similar expressions identify forward-looking statements.  All forward-looking statements included in this release are made as of the date hereof and are based on information available to the Company as of such date. Nature’s Sunshine assumes no obligation to update any forward-looking statement.  Actual results will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among others: further  reviews  of the Company’s financial statements by the Company and its Audit Committee; modification of the Company’s accounting practices; foreign business risks; industry cyclicality; fluctuations in customer demand and order pattern; changes in pricing and general economic conditions; as well as other risks detailed in the Company’s previous filings with the SEC.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 3, 2013, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release announcing the appointment of Richard Sturlson as Executive Vice President, General Counsel, and Chief Compliance Officer. Mr. Sturlson will report to Gregory Probert, Nature’s Sunshine Product’s CEO. Mr. Strulson has extensive legal experience in direct selling and the consumer product industry and will play an instrumental role in the leadership of Nature’s Sunshine Products’ global business activities.

Most recently, Mr. Strulson served as Senior Vice President, Chief Privacy Officer, and Counsel, of Herbalife, one of the world’s largest direct selling companies. At Herbalife, he was a member of the senior executive team and oversaw all general corporate legal work worldwide, including 20 internal attorneys and over 100 outside law firms across 88 countries. He was also responsible for the legal processes associated with opening new international markets as well as leading the compliance efforts related to privacy and data protection, securities, document retention, and the Foreign Corrupt Practices Act. From 1998 to 2004, he served in a variety of senior legal counsel positions for The Walt Disney Company and FOX Cable Networks, where he was responsible for negotiating media rights and licensing agreements.

Prior to his internal legal counsel positions, Mr. Strulson was a Corporate Attorney in Los Angeles with Latham and Watkins from 1995 to 1998 and clerked for Chief Justice E. Norman Veasey of the Delaware Supreme Court from 1994 to 1995. Mr. Strulson received a Doctor of Jurisprudence and Masters of Business Administration from Duke University in 1994, and a B.A. in Foreign Affairs and Economics from the University of Virginia in 1990.

Item 9.01              Financial Statements and Exhibits

(d)           The following documents are filed as exhibits to this report:

Item No.	Exhibit
99.1	Press Release issued by Nature’s Sunshine Products, Inc., dated October 3, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: October 7 , 2013	By:	/s/ Stephen M. Bunker
Stephen M. Bunker, Chief Financial Officer